NATIONWIDE VARIABLE INSURANCE TRUST

NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)

Supplement dated August 29, 2022
to the Summary Prospectus dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective September 15, 2022, the table under the heading “Portfolio Management - Portfolio Manager” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
John C. Bailer, CFA	Deputy Head of Equity Income, Portfolio Manager	Since 2020
Brian C. Ferguson	Portfolio Manager, Equity Income Team	Since 2020
David S. Intoppa	Research Analyst, Equity Research Team	Since 2020
James H. Stavena	Head of Portfolio Management, Multi-Asset Solutions	Since 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE